U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported): November 28, 2007

AVANI INTERNATIONAL GROUP INC.

(Name of Small Business Issuer in its charter)

Nevada                 000-23319                      88-0367866

(State of           Commission File No.        (I.R.S. Employer

Incorporation)                                 I.D. Number)

108-2419 Bellevue Ave. West Vancouver, B.C. V7V 4T4 Canada

(Address of principal executive offices)              (Zip Code)

Registrant's telephone number (604)-913 2386

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 3, 2007, the Company received $400,000 in connection with the proposed sale of 2,500,000 shares of its common stock to MX Power Systems, Co. Ltd, an unaffiliated third party located in Seoul, Korea (“MX Power Systems”). The Company agreed to hold the funds in suspense until it received final confirmation from MX Power Systems of the investment which it received on November 28, 2007. The Company believes MX Power Systems used available cash on hand to purchase the common stock described herein.

As of the effective date of the transaction (November 28, 2007), MX Power System now holds 14.2% of the total issued and outstanding shares of common stock of the Company.

No arrangements or understandings exists among MX Power Systems and the Company’s prior control parties and their respective associates with respect to election of directors or other matters pertaining to the Company.

In connection with the transaction, the Company paid a finder’s fee to Avani Water Corporation Sdn. Bhd, an unaffiliated Malaysian company. The finder’s fee is $40,000 and stock purchase warrants to acquire 750,000 shares of common stock at $0.06 during a five year term.

Item 5.01 Changes in Control of Registrant.

As a result of the transaction described in Item 1.01, a change in control occurred with respect to the Company. \

The following table will identify, as of November 28, 2007, after giving effect to the transaction described above, the number and percentage of outstanding shares of common stock of the Company owned by (i) each person known to the Company who owns more than five percent of the outstanding common stock, (ii) each officer and director, and (iii) and officers and directors of the Company as a group. Except as otherwise indicated, the address of each party is the address of the Company. The following is based on 17,582,698 shares of common stock outstanding as of November 28, 2007 after giving effect to the transaction described above, except that shares of common stock underlying options or warrants exercisable within 60 days of the date hereof are deemed to be outstanding for purposes of calculating the beneficial ownership of securities of the holder of such options or warrants.

Title

Name and Address

Amount and nature

Percent

of Class

of Beneficial Owner

Beneficial Ownership

of Class

Common

Robert Wang

      -0-

 0%

Stock

President

Common

Dennis Robinson

      -0-

 0%

Stock

Secretary, Treasurer

And Director

Common

Jeffrey Lightfoot

      -0-

 0%

Stock

Director

Common

Chin Yen Ong

4,985,003

28.4%

Stock

106 Taman Sri Selayang

68100 Batu Caves, Selangor

Malaysia

Common

Tee Ah Siew

4,105,017(1)

21.5%

Stock

No.6 Jalan 7,Kaw 15

Taman Seng Chai

41300 Kelang

Selangor Darul Ehsan

Malaysia

Common

MX Power Systems, Co., Ltd.

2,500,000

14.2%

Stock

602, Nonhyun Building,

Jamwon-Dong Seocho-Gu,

Seoul, Korea 137-905

Common

Officers and

      -0-

  0%

Stock

Directors, as a group (3 persons)

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(1). The amount represents 2,605,017 shares of common stock, and stock purchase warrants to acquire 1,500,000 shares of common stock. The stock purchase warrants are exercisable at $0.06 per share on or before September 2, 2008.

(2). An Kyung Dae is the controlling person of MX Power Systems Co., Ltd.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avani International Group, Inc.

December 14, 2007

/s/ Dennis Robinson

Dennis Robinson

Secretary and

Principal Financial Officer

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